Exhibit 99.1

FOR IMMEDIATE RELEASE

DTI and SDPI Announce Deadline for Election of Form of Merger Consideration

HOUSTON, TEXAS and VERNAL, UTAH, July 25, 2024 – Drilling Tools International Corporation (NASDAQ: DTI) (“DTI”) and Superior Drilling Products, Inc. (NYSE: SDPI) (“SDPI”) jointly announced today, that in connection with DTI’s anticipated and pending acquisition of SDPI (the “Merger”), the deadline for SDPI shareholders to elect the form of merger consideration they wish to receive in the Merger has been set for 5:00 p.m., New York time, on July 29, 2024 (the “Election Deadline”). If the SDPI shareholders approve the Merger at the upcoming special meeting expected to be held July 29, 2024, DTI and SDPI expect that the Merger will close on August 1, 2024 (the “Closing Date”). If the Closing Date is delayed to a subsequent date, the Election Deadline will be similarly delayed to a subsequent date. DTI and SDPI will promptly announce any such delay and, when determined, the rescheduled Election Deadline. All terms used herein and not otherwise defined have the meanings ascribed to them in the proxy statement/prospectus (the “Proxy Statement”) filed with the Securities and Exchange Commission on July 2, 2024 and mailed to shareholders of SDPI on or about July 2, 2024.

The Election Form and Letter of Transmittal (the “Election Form”) necessary for SDPI shareholders to make an election as to the form of consideration they wish to receive was mailed on July 2, 2024 to holders of record of SDPI common stock, par value $0.001 per share (the “SDPI Common Stock”), as of June 24, 2024.

To make an election, all SDPI shareholders who have not previously made their cash, stock, or mixed consideration elections, or who wish to revoke a prior election and make a new election, must submit their properly completed and signed election forms with respect to their shares, together with all required documents and materials set forth in the election form and the instructions thereto, to Broadridge Financial Solutions, Inc. (the “Exchange Agent”), the exchange agent for the Merger, by the Election Deadline. SDPI shareholders who hold their shares through a bank, broker, or other nominee may be subject to an earlier deadline and should read carefully the instructions from their bank, broker, or nominee regarding making elections for their shares. SDPI shareholders with questions should contact the Exchange Agent at (855) 793-5068 or shareholder@broadridge.com.

In connection with the closing of the Merger, each outstanding share of SDPI Common Stock that SDPI shareholders owned at the close of business on the effective time of the Merger, other than shares for which a valid election to exercise dissenters’ rights under, and in accordance with, Utah law has been made (the procedures for which are described in the Proxy Statement), will be automatically converted into the right to receive, at their election, (A) 0.313 shares (the “Stock Election Consideration”) of DTI common stock, par value $0.0001 per share (the “DTI Common Stock”) or (B) $1.00 in cash (the “Cash Election Consideration”), without interest, as provided for in the Merger Agreement, and a prorated portion of the Cash Election Consideration will be paid in lieu of fractional shares of DTI Common Stock.

Please note that there is no guarantee that you will receive the form of consideration you elect and that the election to receive either or a combination of the Stock Election Consideration or Cash Election Consideration is subject to the automatic proration and allocation procedures to ensure that DTI will issue a minimum of 4,112,752 shares of DTI Common Stock or a maximum of 4,845,240 shares of DTI Common Stock, depending upon the elections made by shareholders of SDPI, in each case in accordance with the terms of the Merger Agreement and as more fully described in the Proxy Statement. As a result, the form of consideration that you elect to receive may be adjusted such that you may receive, in part, a different form of consideration than the form elected.

Shareholders of SDPI should carefully read the Proxy Statement and the Election Form and all election material provided to them before making their elections.

About Drilling Tools International Corporation

Drilling Tools International is a Houston, Texas based leading oilfield services company that manufactures and rents downhole drilling tools used in horizontal and directional drilling of oil and natural gas wells. With roots dating back to 1984, DTI operates from 16 service and support centers across North America and maintains 7 international service and support centers across Europe and the Middle East; and maintain a large fleet of rental equipment, with over 65,000 tools for use in horizontal and directional drilling, as well as surface control equipment. To learn more about DTI, visit www.drillingtools.com.

About Superior Drilling Products, Inc.

SDPI is an innovative, cutting-edge drilling tool technology company providing cost saving solutions that drive production efficiencies for the oil and natural gas drilling industry. The Company designs, manufactures, repairs, and sells drilling tools. SDPI drilling solutions include the patented Drill-N-Ream® well bore conditioning tool and the patented Strider™ oscillation system technology. In addition, SDP is a manufacturer and refurbisher of PDC (polycrystalline diamond compact) drill bits for leading oil field service companies. SDPI operates a state-of-the-art drilling tool fabrication facility, where it manufactures its solutions for the drilling industry, as well as customers’ custom products. Additional information about SDPI can be found at: www.sdpi.com.

Additional Information for Superior Drilling Products, Inc. Shareholders and Where to Find It

This press release relates to a proposed acquisition of Superior Drilling Products, Inc. by Drilling Tools International Corporation. In connection with the transaction, DTI filed a registration statement on Form S-4 which includes a document that serves as a prospectus of DTI and a proxy statement of SDPI (the “proxy statement/prospectus”), and each party has filed and will file other relevant documents regarding the transaction with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, INCLUDING THE SCHEDULE 13E-3, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. A definitive proxy statement/prospectus was sent to shareholders of SDPI on or about July 2, 2024. Investors and security holders can obtain free copies of the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by DTI are available free of charge on the DTI website at www.drillingtools.com or by contacting DTI by email at InvestorRelations@drillingtools.com or by mail at 3710 Briarpark Drive, Suite 150, Houston, TX 77042. Copies of the documents filed with the SEC by SDPI are available free of charge on the SDPI website at https://sdpi.com or by contacting SDPI by email at dpawlowski@keiadvisors.com or by mail at 1583 S. 1700 E., Vernal, UT 84078.

Participants in the Solicitation

DTI and SDPI and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the SDPI shareholders in connection with the proposed transaction. Information about the directors and executive officers of DTI is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 28, 2024, its Proxy Statement for its 2024 Annual Meeting Shareholders, which was filed with the SEC on April 2, 2024 and in other documents filed with the SEC by DTI and its executive officers and directors. Information about the directors and executive officers of SDPI is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 7, 2024, its Proxy Statement for its 2023 Annual Meeting Shareholders, which was filed with the SEC on June 30, 2023, and in other documents filed with the SEC by SDPI and its executive officers and directors.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and Schedule 13e-3 and other relevant materials in connection with the transaction which were filed with the SEC. Information concerning the interests of the participants in the solicitation, which may, in some cases, be different than those of SDPI’s shareholders generally, is set forth in the prospectus/proxy statement relating to the proposed transaction and the Schedule 13e-3. Investors should read the proxy statement/prospectus and Schedule 13e-3 carefully before making any voting or investment decisions.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of DTI and SDPI may include, “forward-looking statements.” Statements regarding the business combination and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction, including any statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, and DTI and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this press release may include, for example, statements about: (1) the demand for DTI’s products and services, which is influenced by the general level activity in the oil and gas industry; (2) DTI’s ability to retain its customers, particularly those that contribute to a large portion of its revenue; (3) DTI’s ability to remain the sole North American distributor of the Drill-N-Ream; (4) DTI’s ability to employ and retain a sufficient number of skilled and qualified workers, including its key personnel; (5) DTI’s ability to market its services in a competitive industry; (9) DTI’s ability to execute, integrate and realize the benefits of acquisitions, and manage the resulting growth of its business; (6) potential liability for claims arising from damage or harm caused by the operation of DTI’s tools, or otherwise arising from the dangerous activities that are inherent in the oil and gas industry; (7) DTI’s ability to obtain additional capital; (8) potential political, regulatory, economic and social disruptions in the countries in which DTI conducts business, including changes in tax laws or tax rates; (9) DTI’s dependence on its information technology systems, in particular Customer Order Management Portal and Support System, for the efficient operation of DTI’s business; (10) DTI’s ability to comply with applicable laws, regulations and rules, including those related to the environment, greenhouse gases and climate change; (11) DTI’s ability to maintain an effective system of disclosure controls and internal control over financial reporting; (12) the potential for volatility in the market price of DTI’s common stock; (13) the impact of increased legal, accounting, administrative and other costs incurred as a public company, including the impact of possible shareholder litigation; (14) the potential for issuance of additional shares of DTI’s common stock or other equity securities; (15) DTI’s ability to maintain the listing of its common stock on Nasdaq; (16) the conditions to the completion of the proposed transaction, including obtaining SDPI shareholder approval and the regulatory approvals required for the transaction on the anticipated schedule or at all, (17) financing for the transaction may not be obtained by DTI on favorable terms or at all, (18) the closing of the proposed transaction may not occur or could be delayed, either as a result of litigation related to the transaction or otherwise or result in significant costs of defense, indemnification, and liability, (19) the risk that the cost savings and any other synergies from the SDPI transaction may not be fully realized by DTI or may take longer or cost more to be realized than expected, including that the SDPI transaction may not be accretive to DTI within the expected timeframe or the extent anticipated, (20) completing the SDPI transaction may distract DTI and SPDI management from other important matters, (21) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals), (22) the possibility that competing offers or acquisition proposals for SDPI will be made, (23) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances, which would require a party to pay a termination fee, (24) the effect of the announcement or pendency of the proposed transaction on SDPI’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally, (25) risks related to the proposed transaction diverting management’s attention from SDPI’s or DTI’s ongoing business operations, (26) the amount of costs, fees and expenses related to the proposed transaction, (26) the risk that SDPI’s or DTI’s stock price may decline significantly if the proposed transaction is not consummated, (27) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay, and (28) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by DTI and SDP with the SEC.

You should carefully consider the risks and uncertainties described in the information presented in DTI’s Annual Report on Form 10-K for the year ended December 31, 2023 filed March 28, 2024 and the Quarterly Report on Form 10-Q for the period ended March 31, 2024 filed May 16, 2024 and SDPI’s Annual Report on Form 10-K for the year ended December 31 2023 filed March 15, 2024 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and filed May 15, 2024, as well as those described in the proxy statement/prospectus. Such forward-looking statements are based on the beliefs of management of DTI and SPDI, respectively, as well as assumptions made by, and information currently available to DTI’s and SPDI’s management, respectively. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed above and in the prospectus/proxy statement and other filings by DTI or SPDI with the SEC. All subsequent written or oral forward-looking statements attributable to DTI, SPDI or persons acting on their respective behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of each of DTI and SPDI, including those set forth or to be set forth in the Risk Factors section of the prospectus/proxy statement, and described in the other filings by DTI and SPDI with the SEC. Neither DTI nor SDPI undertake any obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contacts:

DTI Investor Relations

Ken Dennard / Rick Black

InvestorRelations@drillingtools.com

SDPI Investor Relations

Deborah K. Pawlowski / Craig P. Mychajluk

Kei Advisors LLC

716-843-3908 /  716-843-3832

dpawlowski@keiadvisors.com / cmychajluk@keiadvisors.com